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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): November 30, 2004


                         ENCYSIVE PHARMACEUTICALS INC.
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             (Exact name of registrant as specified in its charter)

         DELAWARE                        0-20117                13-3532643
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(State or other jurisdiction           (Commission            (IRS Employer
       of incorporation)               File Number)        Identification No.)


       6700 WEST LOOP, 4TH FLOOR, BELLAIRE, TEXAS                 77401
        (Address of principal executive offices)                (Zip Code)

        Registrant's telephone number, including area code: 713-796-8822


                                 Not Applicable
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01 OTHER EVENTS.

     On November 29, 2004, Stephen L. Mueller, Vice President, Finance and Administration, Secretary and Treasurer of Encysive Pharmaceuticals Inc. (the "Company"), entered into a written Sales Plan (the "Plan") under Rule 10b5-1 of the Securities Exchange Act of 1934 pursuant to which he will sell up to 14,817 shares of the Company's common stock in March 2005. The primary reason that Mr. Mueller is selling the shares is to pay taxes due upon the vesting of certain shares of restricted common stock of the Company held by him. The foregoing description of the Plan does not purport to be complete and is qualified in its entirety by reference to the Plan, which is attached as Exhibit 99.1 hereto, and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

    (c) Exhibits.

      99.1 Sales Plan between Stephen L. Mueller and BNY Investment Center Inc.




                            [SIGNATURE PAGE FOLLOWS]
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                                   SIGNATURES



      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          ENCYSIVE PHARMACEUTICALS INC.
                                                   (Registrant)

Date:  November 30, 2004
                                             /s/ Stephen L. Mueller
                                    ------------------------------------------
                                                Stephen L. Mueller
                                    Vice President, Finance and Administration
                                             Secretary and Treasurer





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                               INDEX TO EXHIBITS


EXHIBIT NO.  DESCRIPTION
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    99.1    Sales Plan between Stephen L. Mueller and BNY Investment Center Inc.